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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2006


                                  EZCORP, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                               0-19424                             74-2540145
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                           Identification No.)



                1901 CAPITAL PARKWAY
                   AUSTIN, TEXAS                                                  78746
      (Address of principal executive offices)                                 (Zip Code)



               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INTRODUCTORY STATEMENT

This Form 8-K/A is being filed to correct an inadvertent misstatement in the number of shares granted to Sterling B. Brinkley in the restricted stock award as of October 2, 2006. The original Form 8-K stated that the number of shares was 270,000 when in fact the correct number of shares is 225,000. This Form 8-K/A remains the same as the original in all other respects.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

INCENTIVE COMPENSATION PROGRAM FOR SENIOR MANAGEMENT TEAM

On September 21, 2006, EZCORP, Inc. ("EZCORP") adopted and approved a Fiscal Year 2007 Incentive Compensation Program (the "ICP"). The ICP is an annual plan for EZCORP's executive officers and key employees (collectively the "Participants"). The ICP provides each of the Participants an opportunity to receive an annual incentive cash bonus based on EZCORP's financial performance as a company and the Participant's personal performance during fiscal 2007. A Compensatory Advisory Group comprised of the President and Chief Executive Officer, the Senior Vice President of Administration and the Senior Vice President and Chief Financial Officer of EZCORP administers the ICP. The Compensatory Advisory Group established the bonus opportunities and the performance goals and will also determine performance and award bonuses, if any, pursuant to the terms of the ICP. The Compensation Committee of the Board of Directors of EZCORP reviewed and approved the ICP including the Participants, the performance goals, and potential incentive compensation to be received by the Participants.

The key terms of the ICP and the criteria for awarding bonuses under the ICP for the fiscal year ending September 30, 2007 are:

     o Each Participant's target bonus is determined as a percentage of base pay based on the Financial Performance Component and Personal Component discussed below. The percentages vary by position.

     o EZCORP's financial performance during fiscal 2007 will be measured by its net income which may be adjusted for any special items, charges or credits pursuant to the terms of the ICP (the "Financial Performance Component"). The Financial Performance Component payout ranges from 0% to 150% of the Financial Performance Component target bonus for each Participant depending on the level of net income achieved.

     o The Participant's performance during fiscal 2007, in accomplishing defined personal (financial or non-financial) objectives, which are intended to enhance and support EZCORP's strategic initiatives (the "Personal Component"). The Personal Component payout ranges from 0% to a maximum of 100% of the Personal Component target bonus for each Participant. No Personal Component payout is allowed unless EZCORP's net income is at least 90% of the target net income (as described above).

2006 INCENTIVE PLAN

On September 21, 2006, EZCORP adopted and approved the EZCORP, Inc. 2006 Incentive Plan (the "2006 Plan"). The Incentive Plan is intended to provide equity based compensation incentives for EZCORP's directors, executive officers and key employees.

The 2006 Plan permits issuance of up to 750,000 shares of Class A non-voting common stock of the company, of which no more than 350,000 shares may be issued to any individual in one fiscal year. Awards may be in the form of incentive and nonstatutory options, restricted stock awards and stock appreciation rights. The 2006 Plan is administered by a committee composed of non-employee members of the board of directors, except that for awards to committee members the full board of directors shall serve as the committee. No awards may be made under the 2006 Plan more than ten years after the earlier of the date the Plan is approved by the directors or the voting shareholder of EZCORP.
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The committee may grant options to participants, exercisable in whole or in such installments, and at such times, as may be determined by the committee, but no option may be exercised more than ten years from the date of the grant. The exercise price may be set by the committee but must not be less than the fair market value of the underlying stock on the date of grant. Incentive options are subject to the limitations imposed by the Internal Revenue Code for favorable tax treatment of such options.

The 2006 Plan provides for awards in the form of restricted stock, which may be granted in such numbers and at such times as the committee may determine. The restricted stock may have whatever restrictions the committee determines, such as specified performance goals and restrictions under applicable federal and state securities laws. Each award of restricted stock will have a restricted period, set by the committee, applied to it, during which time the restricted stock shall be subject to forfeiture.

The 2006 Plan also provides for awards of stock appreciation rights under terms determined by the committee. The rights may be granted either in connection with an option or independently of an option. If granted in connection with an option, the right entitles the holder to surrender the option or any portion thereof and receive payment of an amount by which the then-current fair market value of the stock exceeds the option exercise price. If granted independent of an option, the right will give the participant the right to receive the difference between the fair market value of the right on the date of grant and the fair market value on the date of its exercise. Terms and limitations on exercise may be determined by the committee.

On September 21, 2006, the committee agreed to grant the following restricted stock awards to directors and executive officers pursuant to the 2006 Plan as of October 2, 2006:

                     PARTICIPANT                          NUMBER OF SHARES            VESTING PERIOD
Sterling B. Brinkley, Chairman of the Board                    225,000          In increments over 10 years,
                                                                                subject to achievement of
                                                                                performance objectives

Joseph L Rotunda, President, Chief Executive                   315,000          In increments over 10 years,
  Officer and Director                                                          subject to achievement of
                                                                                performance objectives

Dan N. Tonissen, Senior Vice President and Chief                10,000          4 years
  Financial Officer, Assistant Secretary and Director

Robert A. Kasenter, Senior Vice President of                    10,000          4 years
  Administration

Eric Fosse, Vice President of EZMONEY                            4,000          4 years
  Operations


On September 21, 2006, the committee recommended and the Board of Directors agreed to grant the following nonstatutory stock options to independent directors pursuant to the 2006 Plan as of September 21, 2006:

                     PARTICIPANT                          NUMBER OF SHARES            VESTING PERIOD
Thomas C. Roberts, Director and Audit Committee                  5000           1 year
Chairman
Richard Sage, Director and Compensation Committee                5000           1 year
Chairman
Gary Matzner, Director                                           5000           1 year

The 2006 Plan was approved by EZCORP's sole owner of its Class B voting common stock on September 20, 2006.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EZCORP, INC.
                           (Registrant)




Date:  September 29, 2006    By: /s/ Dan N. Tonissen
                                 -----------------------------------------
                                 (Signature)
                                 Senior Vice President, Chief Financial Officer, and Director